UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 3, 2018

Huntsman Corporation

(Exact name of registrant as specified in its charter)

Delaware	001-32427	42-1648585
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

10003 Woodloch Forest Drive
The Woodlands, Texas	77380
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:

(281) 719-6000

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions (see General Instruction A.2. below):

☐                                    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                                    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                                    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                                    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On May 3, 2018, Alvin V. Shoemaker retired from the Board of Directors (the “Board”) of Huntsman Corporation (the “Company”) following the conclusion of the Company’s 2018 Annual Meeting of Stockholders (the “Annual Meeting”).

In connection with Mr. Shoemaker’s retirement, the Board appointed Wayne A. Reaud to serve as the Chair of the Compensation Committee of the Board.

Item 5.07  Submission of Matters to a Vote of Security Holders

(a)  The Annual Meeting was held on May 3, 2018.

(b)  The Company’s stockholders voted on the following four proposals (each described in detail in the Company’s definitive proxy statement filed with the Securities and Exchange Commission on March 22, 2018) at the Annual Meeting and cast their votes as follows:

Proposal 1                                   The seven nominees named below were elected to serve as directors of the Board, to serve until the Company’s 2019 Annual Meeting of Stockholders, and the voting results were as follows:

Directors	For	Withheld	Broker Non- Votes
Peter R. Huntsman	186,564,544	3,767,538	28,018,052
Nolan D. Archibald	181,282,734	9,049,348	28,018,052
Mary C. Beckerle	184,958,461	5,373,621	28,018,052
M. Anthony Burns	185,117,879	5,214,203	28,018,052
Daniele Ferrari	187,260,320	3,071,762	28,018,052
Sir Robert J. Margetts	184,483,032	5,849,050	28,018,052
Wayne A. Reaud	184,780,205	5,551,877	28,018,052

Proposal 2                                   The non-binding advisory vote to approve the compensation of the Company’s named executive officers was approved as set forth below.

For	Against	Abstain	Broker Non-Votes
173,248,296	16,900,138	183,648	28,018,052

Proposal 3                                   The appointment of Deloitte & Touche LLP as the independent registered public accounting firm of the Company for the year ending December 31, 2018 was ratified, and the voting results were as follows.

For	Against	Abstain
208,912,273	9,223,130	214,731

Proposal 4                                   The stockholder proposal regarding special meetings of stockholders was defeated by the votes set forth below.

For	Against	Abstain	Broker Non-Votes
72,142,963	117,652,103	537,016	28,018,052

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HUNTSMAN CORPORATION

/s/ DAVID M. STRYKER
Executive Vice President, General Counsel and Secretary

Dated: May 4, 2018